EXHIBIT 23.3

                          Consent of RP Financial, LC.




                                                           June 20, 1997



Boards of Directors
Riverview, M.H.C
Riverview Savings Bank, FSB
700 NE 4th Avenue
Camas, Washington  98607

Gentlemen:

         We hereby consent to the use of our firm's name in the Application for Conversion of Riverview Mutual Holding Company, the mutual holding company for Riverview Savings Bank, FSB, Camas, Washington, and any amendments thereto, in the Form S-1 Registration Statement and any amendments thereto and in the Form H(e)1-s for Riverview Bancorp, Inc. We also hereby consent to the inclusion of, summary of and references to our Appraisal Report and our statement concerning subscription rights in such filings including the Prospectus of Riverview Bancorp, Inc.


                                                       Sincerely,

                                                       RP FINANCIAL, LC.





                                                       James P. Hennessey
                                                       Senior Vice President

                          [LETTERHEAD] RP Financial, LC

                                                                   June 20, 1997

Boards of Directors
Riverview, M.H.C
Riverview Savings Bank, FSB
700 NE 4th Avenue
Camas, Washington  98607

Gentlemen:

     We hereby consent to the use of our firm's name in the Application for Conversion of Riverview Mutual Holding Company, the mutual holding company for Riverview Savings Bank, FSB, Camas, Washington, and any amendments thereto, in the Form S-1 Registration Statement and any amendments thereto and in the Form H(e)1-s for Riverview Bancorp, Inc. We also hereby consent to the inclusion of, summary of and references to our Appraisal Report and our statement concerning subscription rights in such filings including the Prospectus of Riverview Bancorp, Inc.


                                                      Sincerely,

                                                      RP FINANCIAL, LC.

                                                      /s/James P. Hennessey
                                                      -------------------------
                                                      James P. Hennessey
                                                      Senior Vice President



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